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                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THOE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report of the Company on Form 10-Q/A for the quarter ended March 31, 2004, (the "Report"), each of the undersigned officers of Impax Laboratories, Inc. does hereby certify that:

     1. The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






/s/ Barry R. Edwards         Chief Executive OfficerDate:     November 15, 2004
---------------------------
    Barry R. Edwards



/s/ Cornel C. Spiegler       Chief Financial OfficerDate:     November 15, 2004
---------------------------
    Cornel C. Spiegler



The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the U.S. Code) and is not being filed as part of the Report or as a separate disclosure document.










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